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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 12, 2005

                                   ----------


                               BPI Industries Inc.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


  British Columbia, Canada               001-32695              75-3183021
------------------------------        --------------          ----------------
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)          Identification No.)


  30775 Bainbridge Road, Suite 280, Solon, Ohio                    44139
----------------------------------------------------          --------------
          (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number, including area code (440) 248-4200
                                                          ---------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 3.01

On December 12, 2005, BPI Industries Inc. issued the press release filed as
Exhibit 99.1 hereto.





Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

99.1 Press Release, dated December 12, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BPI Industries Inc.

                                By: /s/ George J. Zilich
                                    --------------------------------------------
                                    George J. Zilich
                                    Chief Financial Officer and General Counsel

Date:  December 12, 2005

                                  EXHIBIT INDEX

Exhibit No.             Description
-------------------     --------------------------------------------------------

99.1                    Press Release, dated December 12, 2005.

                             MATERIAL CHANGE REPORT

                      pursuant to subsection 7.1 (2) OR (3)
                          of National Instrument 51-102


Item 1.       Reporting Issuer
              ----------------

              BPI Industries Inc.
              30775 Bainbridge Road, Suite 280
              Solon, OH  44139


Item 2.       Date of Material Change
              -----------------------

              December 12, 2005

Item 3.       News Release
              ------------

              The Issuer issued a News Release dated December 12, 2005, which was disseminated via Business Wire and Stockwatch, pursuant to section 7.1 of National Instrument 51-102

Item 4.       Summary of Material Change
              --------------------------

                     BPI Industries to Commence Trading on the Amex

Item 5.       Full Description of Material Change
              -----------------------------------



                 BPI Industries to Commence Trading on the Amex

      Trading Starts on December 13, 2005 Using New Amex Ticker Symbol BPG


Cleveland, OH--December 12, 2005--BPI Industries Inc. (BPI) (TSX VENTURE: BPR), an independent energy company engaged in the exploration, development and commercial sale of coalbed methane (CBM) in the Illinois Basin, today announced that its common stock will begin trading on the Amex under the new ticker symbol BPG when the market opens on Tuesday, December 13, 2005. J. Streicher & Company has been selected as the company's specialist firm. The common stock of BPI Industries will be quoted in U.S. dollars on the Amex.

"We have been working diligently to improve the visibility of our company and communicate our strategy for creating shareholder value," said BPI President and Chief Executive Officer James G. Azlein. "Commencing trading on the Amex is an important milestone."

The company has been informed by the TSX Venture Exchange that its previously announced application for de-listing from that exchange has been accepted and is effective at the close of business Tuesday, December 13, 2005.

To be added to BPI Industries' e-mail distribution list, please click on the link below:
http://www.clearperspectivegroup.com/clearsite/bpi/emailoptin.html
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


About BPI Industries Inc.

BPI Industries Inc. (BPI) is an independent energy company engaged in the exploration, production and commercial sale of coalbed methane (CBM) in the Illinois Basin, which covers approximately 60,000 square miles in Illinois, southwestern Indiana and northwestern Kentucky. The company currently controls the dominant CBM acreage position in the Illinois Basin at 418,435 acres.

This press release is not an offer to sell or the solicitation of an offer to buy any of BPI's securities in any jurisdiction. Any such offer or solicitation will be made only in accordance with the requirements of the Securities Act of 1933, as amended. The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.

Some of the statements contained in this press release may be deemed to be forward-looking in nature, outlining future expectations or anticipated operating results or financial conditions. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results or conditions to differ materially from the information expressed or implied by these forward-looking statements. Some of the factors that could cause actual results or conditions to differ materially from the Company's expectations include: (1) inability to obtain financing to fund its current plan of operations; (2) failure of wells drilled by BPI to be commercially productive; (3) unexpected drilling conditions; (4) inability to obtain drilling equipment; (5) inability to maintain acreage rights in the Illinois Basin or to avoid disputes over the extent of its property rights; and
(6) an unexpected decline in natural gas prices. Any forward-looking statements made by the Company in this press release or elsewhere are based on currently available information and speak only as of the date hereof and thereof. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, the Company undertakes no duty to update these forward-looking statements due to new information or as a result of future events.

News releases and other information on the company are available on the Internet at:
http://www.bpi-industries.com .
-----------------------------

CONTACT:

BPI Investor Relations
Clear Perspective Group, LLC
Matthew J. Dennis, CFA
Sr. Managing Director
(440) 353-0552
                                   * * * * * *


Item 6.       Reliance on subsection 7.2(2) or (3) of National Instrument 51-102
              ------------------------------------------------------------------

              Not applicable. This report is not being filed on a confidential basis.

Item 7.       Omitted Information
              -------------------

              Not applicable.

Item 8.       Executive Officer
              -----------------

              To obtain further information, contact James Azlein, President of the Issuer, at (440) 248-4200 or jazlein@bpi-industries.com.

Item 9.       Date of Report
              --------------

              December 12, 2005